LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 22, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MAY 1, 2016, OF

WESTERN ASSET SHORT TERM BOND FUND

Effective August 1, 2016, the section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer) and John Bellows (Portfolio Manager/Research Analyst). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Bellows has been a part of the portfolio management team since June 2016. These investment professionals, both of whom are employed by Western Asset, work together with a broader investment management team.

Effective August 1, 2016, the section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer) and John Bellows (Portfolio Manager/Research Analyst). Mr. Leech has been a part of the portfolio management team for the fund since 2014. Mr. Bellows has been a part of the portfolio management team since June 2016. Mr. Leech has been employed by Western Asset as an investment professional for more than five years. Mr. Bellows has been employed by Western Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX292035